UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Pennsylvania Municipal Fund Series
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 9/30/04

FORM N-CSR

ITEM 1	REPORTS TO STOCKHOLDERS.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
Annual Report September 30, 2004

Seligman Pennsylvania Municipal Fund Series
Annual Report September 30, 2004 Seeking Income Exempt From Regular Income Tax

Seligman 140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Shareholders	1
Interview With Your Portfolio Managers	2
Performance Overview and Portfolio Summary	4
Understanding and Comparing Your Fund’s Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Notes to Financial Statements	14
Financial Highlights	18
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers	22
For More Information	back cover

To The Shareholders

We are pleased to present the annual report for Seligman Pennsylvania Municipal Fund Series, covering the fiscal year ended September 30, 2004. This report contains a discussion with your Portfolio Managers, as well as the Fund’s investment results and audited financial statements, including its portfolio of investments.

We appreciate your confidence in Seligman Pennsylvania Municipal Fund Series and look forward to serving your investment needs for many years to come.

By Order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

November 12, 2004

1

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q:	What market conditions and events materially affected the performance of Seligman Pennsylvania Municipal Fund Series during the fiscal year ended September 30, 2004?

A:
By the start of the Fund’s current fiscal year on October 1, 2003, the US economy was experiencing a meaningful acceleration in economic activity, a corollary of significant monetary and fiscal stimulus. While the improvement in the pace of growth was encouraging, there was still concern that the number of new jobs being created was insufficient to support the level of consumer spending necessary to sustain the expansion. Long-term municipal yields continued to trend lower until the release of the March and April 2004 employment reports, which suggested a significant improvement in job creation. Yields then spiked sharply higher, only to reverse direction during June in response to the Federal Reserve Board’s decision to lessen the degree of monetary accommodation by raising the federal funds rate for the first time since May 2000. By the third quarter of 2004, the economy appeared to have hit what the Federal Reserve Board characterized as a “soft patch”. Consumer spending eased and job creation failed to maintain levels deemed necessary to support robust economic growth. The revised outlook for the economy helped to temper inflation concerns and fueled a continuation of the bond market rally. On September 30th, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, were approximately one-quarter percentage point lower than yields at the start of the period.

In the first nine months of 2004, municipal new issue supply fell by 8.8% compared with the same period last year. Improving state and local finances have reduced the need for new money issuance and contributed to the decline in supply. Refunding volume has also contracted from 2002 and 2003 levels. Over the past several years, the attractive interest rate environment made it advantageous for many municipal issuers to refund their outstanding, higher-cost debt. Interest rate levels this year were not low enough to spur a significant wave of new refundings. The reduction in total new issue supply during 2004 has helped to stabilize the municipal bond market during periods of volatility.

Among individual states, supply varied widely with issuance concentrated among just a few states. The top five states represented 43%, and the top 10 states almost 60%, of all bonds issued year-to-date.

Pennsylvania issuance was down 18% from year earlier levels, which was moderately higher than the overall percentage decline. The occasional shortage of suitable municipal bonds within the state of Pennsylvania has presented challenges to the management of the Fund.

The majority of states and municipalities have made significant progress in restoring fiscal balance. Credit rating upgrades have been exceeding downgrades for several quarters, a trend that is expected to continue. Nevertheless, challenges remain, particularly in those states that have failed to adequately address structural imbalances. Medicaid costs are rising at double-digit rates, straining scarce resources and, in some cases, resulting in service cuts. Underfunded pensions are another growing problem given that stock market returns have failed to meet projections over the past several years. Federal mandates, too, have been difficult to fund because the federal government, in many instances, has not provided adequate support for these projects.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:
Throughout the past fiscal year, we had been anticipating a modest increase in long-term municipal yields and a flattening of the yield curve (i.e., the difference in yields between long-term and short-term bonds would lessen), led by short-term bonds. Given our interest rate outlook, our objective has been to lessen the negative impact of an expected rise in municipal

2

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

yields on the Fund’s net asset value. In order to achieve our goal, our investment approach has been more defensive than typical. Specific strategies implemented included the following: (1) The Fund retained higher quality bonds due to narrow credit quality spreads. On September 30, 2004, 100% of the Fund was rated within the two highest rating categories (AAA and AA). In our opinion, prevailing yield spreads between higher- and lower-quality bonds do not adequately compensate investors for the increased credit risk of the lower-quality bonds. Over the past year, however, lower quality bonds outperformed higher quality bonds by a wide margin; (2) Reduced intermediate maturity bonds, which we believed would under-perform longer maturity bonds. For the 12-month period, longer-term bonds outperformed shorter- and intermediate-maturity bonds; and (3) Maintained higher-than-normal cash balances. The wide yield spread between tax-exempt money market yields and longer-term bonds resulted in a decline in portfolio investment income.

Fund performance was also impacted by an increase in bond call activity (i.e., bonds being repaid prior to maturity by their issuers). Historically-low interest rates resulted in an increase in the number of bond calls as issuers took advantage of the opportunity to reduce higher cost debt. Proceeds of called bonds were reinvested at today’s lower yields, reducing portfolio investment income. The Fund continues to avoid airline bonds and tobacco securitization bonds in keeping with our conservative approach to managing the Fund.

The Fund underperformed the Lehman Municipal Bond Index due primarily to the relatively shorter average weighted duration of the Fund in comparison to the Index. During the current reporting period, the duration of the Fund was reduced in anticipation of a modest increase in long-term municipal yields. All else being equal, in a rising interest rate environment, shorter duration bonds will outperform longer duration bonds. Over the past 12 months, long-term municipal yields declined slightly, causing longer duration bonds to outperform shorter duration bonds.

The Fund’s higher percentage of pre-refunded bonds, relative to the Lehman Index, also contributed to the lag in investment results. During the past fiscal year, pre-refunded bonds underperformed the Lehman Index.

Lastly, we do not own Tobacco Securitization Bonds due to credit concerns. Over the past 12 months, Tobacco Securitization Bonds boosted returns for the Industrial Development Bond sector of the Lehman Municipal Bond Index.

It should be noted that the Lehman Municipal Bond Index is an unmanaged index comprised of a wide range of investment-grade municipal bonds, and that its components may differ significantly from that of the Fund. Further, the Lehman Index does not reflect fees or expenses.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach
Seligman Pennsylvania Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Michelle Lowery, and Debra McGuinness.

3

Performance Overview and Portfolio Summary

This section of the Annual Report is intended to help you understand the performance of Pennsylvania Municipal Fund Series and to provide a summary of the portfolio characteristics of the Fund

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their orginal cost. Current performance may be lower or higher than the performance data quoted. Investors may obtain total returns current to the most recent month-end by calling (800) 221-2450 or by going to www.seligman.com.1 Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge (“CDSC”) that is charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase.

The chart below compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (“Lehman Index”) for the 10-year period ended September 30, 2004. The performance of Class C shares, which commenced on a later date, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table below the chart. The performance of Class C shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Index does not include the effect of taxes, fees or sales charges, and does not reflect state-specific bond market performance.

An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

4

Performance Overview and Portfolio Summary

Investment Results

Total Returns
For Periods Ended September 30, 2004

		Average Annual
Class A	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
With Sales Charge	(4.33)%	(2.12)%	4.83%	5.42%	n/a
Without Sales Charge	0.49	2.72	5.84	5.94	n/a
Class C
With Sales Charge and CDSC#	(1.84)	(0.02)	4.79	n/a	3.74%
Without Sales Charge and CDSC	0.12	1.96	5.01	n/a	3.93
Class D
With 1% CDSC	(0.87)	0.97	n/a	n/a	n/a
Without CDSC	0.12	1.96	5.01	5.12	n/a
Lehman Bond Index**	1.43	4.60	6.77	6.77	5.95	‡

Net Asset Value Per Share				Dividend and Capital Gain Per Share, and Yield Information For Periods Ended September 30, 2004
	9/30/04	3/31/04	9/30/03	Dividends†	Capital Gain†	SEC 30-Day Yield††
Class A	$8.03	$8.13	$8.09	$0.269	$0.006	1.61%
Class C	8.01	8.11	8.07	0.209	0.006	0.94
Class D	8.01	8.11	8.07	0.209	0.006	0.95

Holdings By Market Sectorø		Holdings By Credit Quality2ø
Revenue Bonds	79%	AAA	86%
General Obligation Bondsøø	21	AA	14

Weighted Average Maturity	18.7 years
__________
See footnotes on page 6.

5

Performance Overview and Portfolio Summary
__________
[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus

[2]
Credit ratings are primarily those issued by Moody’s Investor Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard and Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

*	Returns for periods of less than one year are not annualized.
**
The Lehman Index is an unmanaged index that does not include any taxes, fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

#	The CDSC is 1% for periods of 18 months or less.
‡	From 5/28/99.
†	Represents per share amount paid or declared for the year ended September 30, 2004.
††	Current yield, representing the annualized yield for the 30-day period ended September 30, 2004, has been computed in accordance with SEC regulations and will vary.
ø	Percentages based on current market values of long-term holdings at September 30, 2004.
øø	Includes pre-refunded and escrowed-to-maturity securities.

6

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) you incur when investing in the Fund and to compare them with the ongoing expenses incurred by investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested on April 1, 2004 and held for the entire six-month period ended September 30, 2004.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical
	Beginning Account Value 4/1/04	Annualized Expense Ratio*	Ending Account Value 9/30/04	Expenses Paid During Period** 4/1/04 to 9/40/04	Ending Account Value 9/30/04	Expenses Paid During Period** 4/1/04 to 9/30/04
Class A	$1,000.00	1.39%	$1,004.90	$ 6.95	$1,018.05	$ 6.99
Class C	1,000.00	2.14%	1,001.20	10.68	1,014.30	10.75
Class D	1,000.00	2.14%	1,001.20	10.68	1,014.30	10.75

*
Expenses of Class C and Class D shares are higher than expenses of Class A shares due to the higher 12b-1 fees paid by Class C and Class D shares. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**
Expenses are equal to the Fund’s annualized expense ratio based on actual expenses for the period April 1, 2004 to September 30, 2004, multiplied by the average account value over the period, multiplied by 183/366 (number of days in the period).

7

Portfolio of Investments
September 30, 2004

Face Amount	Municipal Bonds	Rating†	Value
$1,000,000	Berks County, PA Municipal Authority Hospital Rev. (The Reading Hospital & Medical Center Project), 5.70% due 10/1/2014	Aaa	$1,154,450
1,000,000	Berks County, PA Municipal Authority Hospital Rev. (The Reading Hospital & Medical Center Project), 6% due 11/1/2029Ø	Aaa	1,172,380
1,100,000	Butler County, PA GOs 5 1/4% due 7/15/2023Ø	Aaa	1,249,886
1,000,000	Delaware County, PA Industrial Development Authority Rev., (Philadelphia Suburban Water Company), 6.35% due 8/15/2025*	Aaa	1,055,340
1,000,000	Delaware River Port Authority Rev. (Pennsylvania and New Jersey Port District Project), 5 5/8% due 1/1/2026	Aaa	1,090,570
1,000,000	Delaware Valley, PA Regional Finance Authority (Local Government Rev.), 7 3/4% due 7/1/2027	Aaa	1,407,010
1,000,000	Lehigh County, PA Industrial Development Authority Pollution Control Rev. (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029	Aaa	1,052,660
1,000,000	Northampton County, PA General Purpose Authority Rev., 5 1/4% due 10/1/2030	Aaa	1,045,110
1,000,000	Pennsylvania Economic Development Financing Authority Rev., (The Procter & Gamble Paper Products Company Project), 5 3/8% due 3/1/2031*	Aa3	1,058,860
1,000,000	Pennsylvania Higher Educational Facilities Authority College & University Rev. (University of Pennsylvania), 5.90% due 9/1/2014	Aa3	1,036,710
1,350,000	Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5 3/4% due 5/1/2022	Aaa	1,477,953
750,000	Pennsylvania Intergovernmental Cooperation Authority Special Tax Rev. (Philadelphia Funding Program), 5% due 6/15/2021	Aaa	785,558
1,000,000	Pennsylvania State Turnpike Commission Rev., 5% due 7/15/2041	Aaa	1,010,560
1,000,000	Pennsylvania Turnpike Commission Oil Franchise Tax Rev., 5 1/4% due 12/1/2016	Aaa	1,115,430
1,300,000	Philadelphia, PA Airport Rev., 6.10% due 6/15/2025*	Aaa	1,359,800
1,000,000	Philadelphia, PA Parking Authority Airport Parking Rev., 5 1/2% due 9/1/2018	Aaa	1,089,390
450,000	Philadelphia, PA Redevelopment Authority (Home Mortgage Rev.), 9% due 6/1/2017††	AA‡	661,626
1,000,000	Philadelphia, PA Water and Wastewater Rev., 5% due 11/1/2031	Aaa	1,017,930
Total Municipal Bonds (Cost $18,108,039) — 92.8%			19,841,223

__________
See footnotes on page 9.

8

Portfolio of Investments
September 30, 2004

Face Amount	Variable Rate Demand Notes	Rating†	Value
$600,000	Philadelphia, PA Authority for Industrial Development Rev. (Regional Performing Arts Center Project) due 6/1/2025	VMIG 1	$ 600,000
700,000	South Fork, PA Municipal Authority Hospital Rev. (Conemaugh Health System Project) due 7/1/2028	A-1‡	700,000
Total Variable Rate Demand Notes (Cost $1,300,000) — 6.1%			1,300,000
Total Investments (Cost $19,408,039) — 98.9%			21,141,223
Other Assets Less Liabilities — 1.1%			235,866
Net Assets — 100.0%			$21,377,089

†
Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (”Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.

††	Escrowed-to-maturity security.
ø	Pre-refunded security.
*	Interest income earned from this security is subject to the federal alternative minimum tax.

__________
See Notes to Financial Statements.

9

Statement of Assets and Liabilities
September 30, 2004

Assets:
Investments, at value:
Long-term holdings (cost $18,108,039)	$19,841,223
Short-term holdings (cost $1,300,000)	1,300,000
Total investments (cost $19,408,039)	21,141,223
Cash	45,419
Interest receivable	288,283
Expenses prepaid to shareholder service agent	4,389
Other	1,093
Total Assets	21,480,407

Liabilities:
Payable for Shares of Beneficial Interest repurchased	20,007
Dividends payable	18,052
Management fee payable	8,739
Distribution and service fees payable	5,361
Accrued expenses and other	51,159
Total Liabilities	103,318
Net Assets	$21,377,089

Composition of Net Assets:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 2,661,935 shares outstanding):
Class A	$2,455
Class C	137
Class D	69
Additional paid-in capital	19,554,355
Undistributed net investment income	56,777
Undistributed net realized gain	30,112
Net unrealized appreciation of investments	1,733,184
Net Assets	$21,377,089

Net Asset Value per Share:
Class A ($19,721,482 ÷ 2,455,298 shares)	$8.03
Class C ($1,099,630 ÷ 137,251 shares)	$8.01
Class D ($555,977 ÷ 69,386 shares)	$8.01

__________
See Notes to Financial Statements.

10

Statement of Operations
For the Year Ended September 30, 2004

Investment Income:
Interest	$1,072,622

Expenses:
Management fee	114,695
Distribution and service fees	69,666
Auditing and legal fees	48,301
Shareholder account services	45,052
Registration	15,828
Shareholder reports and communications	10,350
Trustees' fees and expenses	8,155
Custody and related services	7,895
Miscellaneous	3,794
Total Expenses	323,736
Net Investment Income	748,886

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	30,053
Net change in unrealized appreciation of investments	(210,331)
Net Loss on Investments	(180,278)
Increase in Net Assets from Operations	$568,608

__________
See Notes to Financial Statements.

11

Statements of Changes in Net Assets

	Year Ended September 30,
	2004	2003
Operations:
Net investment income	$748,886	$817,004
Net realized gain on investments	30,053	16,682
Net change in unrealized appreciation of investments	(210,331)	(266,853)
Increase in Net Assets from Operations	568,608	566,833

Distributions to Shareholders:
Net investment income:
Class A	(714,263)	(759,382)
Class C	(28,343)	(27,419)
Class D	(15,634)	(17,353)
Total	(758,240)	(804,154)
Net realized short-term gain on investments:*
Class A	—	(14,254)
Class C	—	(631)
Class D	—	(419)
Total	—	(15,304)
Net realized long-term gain on investments:
Class A	(16,729)	(236,622)
Class C	(805)	(10,470)
Class D	(472)	(6,956)
Total	(18,006)	(254,048)
Decrease in Net Assets from Distributions	(776,246)	(1,073,506)
(Continued on page 13.)
__________
* These gain distributions are ordinary income for tax purposes.
See Notes to Financial Statements.

12

Statements of Changes in Net Assets
(Continued)

	Shares
	Year Ended September 30,		Year Ended September 30,
	2004	2003	2004	2003
Transactions in Shares of Beneficial Interest:
Net proceeds from sales of shares:
Class A	46,283	116,666	$371,666	$939,336
Class C	9,175	28,732	73,602	231,085
Class D	2,505	1,493	20,041	12,234
Shares issued in payment of dividends:
Class A	58,680	55,641	470,198	448,678
Class C	1,402	900	11,199	7,247
Class D	473	642	3,779	5,167
Exchanged from associated funds:
Class A	36,625	53,885	294,850	437,190
Class C	2,394	11,139	18,601	91,113
Class D	5,891	3,120	45,977	24,888
Shares issued in payment of gain distributions:
Class A	1,519	18,032	12,255	143,894
Class C	50	689	404	5,483
Class D	36	511	286	4,062
Total	165,033	291,450	1,322,858	2,350,377
Cost of shares repurchased:
Class A	(430,513)	(316,257)	(3,429,909)	(2,547,235)
Class C	(16,140)	(25,956)	(128,674)	(209,277)
Class D	(11,004)	(11,882)	(87,926)	(95,576)
Exchanged into associated funds:
Class A	(19,640)	(10,974)	(157,830)	(88,436)
Class C	—	—	—	—
Class D	(5,790)	(365)	(45,277)	(2,942)
Total	(483,087)	(365,434)	(3,849,616)	(2,943,466)
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(318,054)	(73,984)	(2,526,758)	(593,089)
Decrease in Net Assets			(2,734,396)	(1,099,762)

Net Assets:
Beginning of year			24,111,485	25,211,247
End of Year (including undistributed net investment income of $56,777 and $68,781, respectively)			$21,377,089	$24,111,485

__________
See Notes to Financial Statements.

13

Notes to Financial Statements

1.
Multiple Classes of Shares — Seligman Pennsylvania Municipal Fund Series (the “Fund”) offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2004, the interest rates paid on these notes ranged from 1.66% to 1.70%.

14

Notes to Financial Statements

d.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2004, distribution and service fees were the only class-specific expenses.

e.
Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2004 amounted to $1,109,790 and $3,037,950, respectively.

At September 30, 2004, the cost of investments for federal income tax purposes was $19,351,263. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $56,776. The tax basis gross unrealized appreciation and depreciation of investments amounted to $1,789,960 and $0, respectively.

4.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $1,883 for sales of Class A shares. Commissions of $13,709 and $286 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund monthly pursuant to the Plan. For the year ended September 30, 2004, fees incurred aggregated $52,864, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2004, fees incurred under the Plan amounted to $10,821 and $5,981, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

15

Notes to Financial Statements

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C and Class D shares. For the year ended September 30, 2004, such charges amounted to $0.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2004, Seligman Services, Inc. received commissions of $1,010 from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $3,598 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $45,052 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of September 30, 2004, the Fund’s potential obligation under the Guaranties is $10,100. As of September 30, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in trustees’ fees and expenses and the accumulated balance at September 30, 2004, of $17,245 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.
Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2004, the Fund did not borrow from the credit facility.

6.
Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Pennsylvania Municipal Fund Series was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

16

Notes to Financial Statements

The Manager has conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

17

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A
	Year Ended September 30,
	2004	2003	2002ø	2001	2000
Per Share Data:
Net Asset Value, Beginning of Year	$8.09	$8.26	$7.92	$7.49	$7.49
Income from Investment Operations:
Net investment income	0.27	0.27	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.05)	(0.08)	0.34	0.43	0.05
Total from Investment Operations	0.22	0.19	0.67	0.76	0.39
Less Distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.32)	(0.33)	(0.34)
Distributions from net realized capital gain	(0.01)	(0.09)	(0.01)	—	(0.05)
Total Distributions	(0.28)	(0.36)	(0.33)	(0.33)	(0.39)
Net Asset Value, End of Year	$8.03	$8.09	$8.26	$7.92	$7.49

Total Return:	2.72%	2.37%	8.75%	10.27%	5.33%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$19,721	$22,354	$23,493	$24,047	$23,014
Ratio of expenses to average net assets	1.36%	1.30%	1.25%	1.32%	1.28%
Ratio of net investment income to average net assets	3.32%	3.38%	4.11%	4.20%	4.56%
Portfolio turnover rate	5.34%	8.30%	16.73%	5.43%	12.11%

__________
See footnotes on page 20.

18

Financial Highlights

CLASS C
	Year Ended September 30,
	2004	2003	2002ø	2001	2000
Per Share Data:
Net Asset Value, Beginning of Year	$8.07	$8.24	$7.91	$7.48	$7.49
Income from Investment Operations:
Net investment income	0.21	0.21	0.27	0.27	0.28
Net realized and unrealized gain (loss)on investments	(0.05)	(0.08)	0.33	0.43	0.04
Total from Investment Operations	0.16	0.13	0.60	0.70	0.32
Less Distributions:
Dividends from net investment income	(0.21)	(0.21)	(0.26)	(0.27)	(0.28)
Distributions from net realized capital gain	(0.01)	(0.09)	(0.01)	—	(0.05)
Total Distributions	(0.22)	(0.30)	(0.27)	(0.27)	(0.33)
Net Asset Value, End of Year	$8.01	$8.07	$8.24	$7.91	$7.48

Total Return:	1.96%	1.60%	7.79%	9.48%	4.42%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,100	$1,133	$1,029	$628	$202
Ratio of expenses to average net assets	2.11%	2.05%	2.00%	2.07%	2.03%
Ratio of net investment income
to average net assets	2.57%	2.63%	3.36%	3.45%	3.81%
Portfolio turnover rate	5.34%	8.30%	16.73%	5.43%	12.11%

__________
See footnotes on page 20.

19

Financial Highlights

CLASS D
		Year Ended September 30,
	2004	2003	2002ø	2001	2000
Per Share Data:
Net Asset Value, Beginning of Year	$8.07	$8.24	$7.91	$7.48	$7.49
Income from Investment Operations:
Net investment income	0.21	0.21	0.27	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.05)	(0.08)	0.33	0.43	0.04
Total from Investment Operations	0.16	0.13	0.60	0.70	0.32
Less Distributions:
Dividends from net investment income	(0.21)	(0.21)	(0.26)	(0.27)	(0.28)
Distributions from net realized capital gain	(0.01)	(0.09)	(0.01)	.—	(0.05)
Total Distributions	(0.22)	(0.30)	(0.27)	(0.27)	(0.33)
Net Asset Value, End of Year	$8.01	$8.07	$8.24	$7.91	$7.48

Total Return:	1.96%	1.60%	7.79%	9.48%	4.42%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$556	$624	$690	$596	$600
Ratio of expenses to average net assets	2.11%	2.05%	2.00%	2.07%	2.03%
Ratio of net investment income
to average net assets	2.57%	2.63%	3.36%	3.45%	3.81%
Portfolio turnover rate	5.34%	8.30%	16.73%	5.43%	12.11%

__________
ø
As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effect of this change for the year ended September 30, 2002 was to increase net investment income and decrease net realized and unrealized gain on investments per share by $0.01 for each share class and to increase the ratio of net investment income to average net assets of each share class by 0.06%. The per share data and ratios for periods prior to October 1, 2002, have not been restated.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

The Trustees and Shareholders,
Seligman Pennsylvania Municipal Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman Pennsylvania Municipal Series (the “Fund”), including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Pennsylvania Municipal Fund Series as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 19, 2004

21

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert B. Catell (67)[2,3] • Trustee: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., and The Houston Exploration Company (oil and gas exploration, development and production companies), Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3] • Trustee: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. IIchman (69)[2,3] • Trustee: 1991 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (71)[2,3] • Trustee: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly- Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 25.

22

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John E. Merow (74)[1,3] • Trustee: 1986 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director Emeritus, Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York- Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3] • Trustee: 1986 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (63)[1,3] • Trustee: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3] • Trustee: 1986 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
James N. Whitson (69)[1,3] • Trustee: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

See footnotes on page 25.

23

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (66) * • Trustee and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52) * • Trustee: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; Director, ICI Mutual Insurance Company.

Thomas G. Moles (62) • Vice President and Portfolio Manager: 1986 to Date
Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust and Seligman New Jersey Municipal Fund, Inc.; Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. (closed-end investment companies); and Director, Seligman Advisors, Inc. and Seligman Services, Inc.

Eileen A. Comerford (46) • Vice President and Co-Portfolio Manager: 2000 to Date
Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Eleanor T. M. Hoagland (53) • Vice President and Chief Compliance Officer: July 2004 to Date
Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated; Chief Compliance Officer and Vice President of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner, and Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

See footnotes on page 25.

24

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (46) • Vice President: 2000 to Date
Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, and of Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Treasurer, Seligman International, Inc. and Seligman Henderson Co.

Frank J. Nasta (39) • Secretary: 1994 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment compa- nies of the Seligman Group of Funds†, and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.
__________
ø
The address for each of the Trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*
Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Trustee Nominating Committee
3 Board Operations Committee

25

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

For More Information

Important Telephone Numbers

(800) 221-2450  Shareholder Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Pennsylvania Municipal Fund Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TEDPA2 9/04

ITEM 2.	CODE OF ETHICS.
As of September 30, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$18,277	$17,456
Audit-Related Fees	-	-
Tax Fees	2,200	2,100
All Other Fees	-	4,506

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003
Audit-Related Fees	$114,980	$154,350
Tax Fees	7,800	7,500
All Other Fees	43,000	-

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2)	No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $167,980 and $168,456, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

FORM N-CSR

ITEM 11.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 3, 2004

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	December 3, 2004

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

EXHIBIT INDEX:

Item 11(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

Item 11(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

Item 11(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.